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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 21, 2003
                                                          ---------------


                              NEOWARE SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       000-21240                 23-2705700
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)


                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
                    ----------------------------------------
                    (Address of principal executive offices)

       (Registrant's telephone number including area code) (610) 277-8300
                                                           --------------
         .


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Item 5.  Other Events.

         See Item 12 regarding a press release issued on August 21, 2003 announcing earnings for the Company's fiscal fourth quarter and fiscal year ended June 30, 2003 attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

(c) Exhibits.

         Exhibit No.         Description of Exhibit
         -----------         ----------------------
         99.1                Press release announcing earnings for the Company's
                             fiscal fourth quarter and fiscal year ended
                             June 30, 2003 dated August 21, 2003

Item 12. Results of Operations and Financial Condition.

         On August 21, 2003, Neoware Systems, Inc. (the "Company") issued a press release announcing its results for the fiscal fourth quarter and fiscal year ended June 30, 2003. The full text of the press release is set forth in
Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, the information in the Consolidated Balance Sheets, Consolidated Statements of Operations and Consolidated Statements of Cash Flows in the press release are filed for purposes of Section 18 of the Securities Exchange Act of 1934 in accordance with Item 5 and incorporated therein by reference. The balance of the press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, but instead is furnished as provided by that instruction and incorporated herein by reference.

Non-GAAP Measures:

The press release attached as Exhibit 99.1 contains certain financial measures that are not defined under generally accepted accounting principles, or GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. A reconciliation between pro forma, or non-GAAP, and GAAP measures can be found in the accompanying schedule headed "Schedule of Pro Forma Adjustments." Net income for the fiscal year and fiscal quarter ended June 30, 2002 included a non-recurring income tax benefit of $1,346,728 that resulted from the reversal of a previously recorded reserve against deferred income tax assets and did not include any expense for a normalized income tax provision which amounted to an effective rate of 36% in the 2003 fiscal year. We have, therefore, provided the non-GAAP measures to provide a consistent basis of comparison between periods by adjusting net income and net earnings per share for the


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fiscal year and quarter ended June 30, 2002 to exclude the non-recurring income tax benefit for those periods and assume an effective tax rate of 36%, which is the Company's effective tax rate for the 2003 fiscal year. We believe that, while these non-GAAP measures are not a substitute for GAAP results, they provide a consistent basis for evaluating the Company's net income and earnings per share for the years and fourth quarters ended June 30, 2002 and 2003, respectively.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                  NEOWARE SYSTEMS, INC.


Dated:  August 21, 2003           By: /S/ Keith D. Schneck
                                      ----------------------------------
                                      Keith D. Schneck, Executive Vice President
                                      and Chief Financial Officer


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